Rule 497(e)
File Nos.:	002-85378
811-3462

SUPPLEMENT DATED APRIL 30, 2013
TO PROSPECTUS DATED APRIL 30, 2013

Effective April 30, 2013, the Meeder Funds Prospectus is amended as follows:

Spectrum Fund is not available for purchase at this time.

This Supplement and the Prospectus dated April 30, 2013 provide information a prospective investor ought to know before investing.  Please keep this supplement for future reference.